 EXHIBIT 10.12

THIS FIFTH AMENDMENT to 1he Space Penn it is dated as of April 20, 20 I 0 by and between JFK International Air Terminal LLC, a New York limited liability company ("JFK IAT") and Baltia Air Lines, Inc. ("Permittee")

WITNESSETH:

WHEREAS, JFK IAT and Permittee are parties to 1he Space Permit with a Rent Commencement Date of November 1, 2003, as modified December 1, 2005, April!, 2007, September I, 2007 and November 15, 2008 (the "Agreement"), pursuant to which Permittee leases the certain space from JFK !AT at Terminal 4 at John F. Kennedy International Airport; and

WHEREAS, JFK IA T and Permittee desire to amend certain provisions of the Agreement as set forth in this Amendment to the Agreement,

NOW, THEREFORE, effective April 20, 2010, in consideration of the mutual covenants and agreements contained in this Amendment, it is agreed by and among JFK !AT and Permittee as follows:

  Location Number 263.047 comprising approximately 1,865 square feet of office space ("Additional Office Space") shall be added to the definition of Premises as set forth on the Cover Page to the Agreement.
  Ei1her Party may terminate this Space Penni! with respect to the Additional Office Space by providing the other Party with sixty (60) days prior written notice.
  Permittee shall provide JFK !AT with a Security Deposit of $50,000 no later than May 1, 2010.
  Except as modified and changed by tl:Us Amendment, the Agreement remains in full force and effect between the parties.

ACCEPTED AND AGREED TO:
BALTIA AIR LINES, INC.	JFK INTERNATIONAL AIR TERMINAL LLC
By: /signature/ Name: Igor Dmitrowsky Title: President	By: /signature/ Name: Alain Maca Title: President By: /signature/ 4/23/2010 Name: Michael E. Sibilia Title: Chief Financial Officer

THIS FOURTH AMENDMENT to the Space Permit is dated as of November 15, 2008 by and between JFK International Air Terminal LLC, a New York limited liability company ("JFK IAT") and Baltia Air Lines, Inc. ("Permittee")

WITNESSETH:

WHEREAS, JFK IAT and Permittee are parties to the Space Permit with a Rent Commencement Date of November 1, 2003, as modified December l, 2005, April!, 2007 and September 1, 2007 (the "Agreement'), pursuant to which Permittee leases the certain space from JFK IAT at Terminal 4 at John F. Kennedy International Airport; and

WHEREAS, JFK IAT and Permittee desire to amend certain provisions of the Agreement as set forth in this Amendment to the Agreement,

NOW, THEREFORE, effective November 15, 2008, in consideration of the mutual covenants and agreements contained in this Amendment, it is agreed by and among JFK !AT and Pern1ittee as follows:

  Approximately 635 square feet shall be added to the Permittee's existing Locations of262.089 and 262.091 and the entire area of 895 square feet shall be designated as Location Number 262.080.
  Except as modified and changed by this Amendment, the Agreement remains in full terce and effect between the parties.

ACCEPTED AND AGREED TO:
BALTIA AIR LINES, INC.	JFK INTERNATIONAL AIR TERMINAL LLC
By: /signature/ Name: Igor Dmitrowsky Title: President	By: /signature/ Name: Alain Maca Title: President By: /signature/ Name: Michael E. Sibilia 11/17/08 Title: Chief Financial Officer